SUPPLEMENT TO THE PROSPECTUS

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

The following information supersedes certain information in the funds'
Prospectus.

     CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND ONLY

          The Credit Suisse Global Post-Venture Capital Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Elizabeth B. Dater, Robert S. Janis (see biography below), Greg Norton-Kidd and Calvin E. Chung. The fund's sub-investment advisers have not changed. Effective on or about September 30, 2003, Ms. Dater will no longer be a member of the team. Vincent J. McBride no longer serves as Co-Portfolio Manager of the fund.

     Team Member Biography

          ROBERT S. JANIS, Managing Director, is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

     CREDIT SUISSE INTERNATIONAL FOCUS FUND ONLY

          The Credit Suisse International Equity Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Nancy Nierman, Greg Norton-Kidd, Anne S. Budlong, Harry M. Jaffe and Todor Petrov. The fund's sub-investment advisers have not changed. Vincent J. McBride and Todd D. Jacobson no longer serve as Co-Portfolio Managers of the fund.



Dated: July 24, 2003                                          16-0703
                                                              for
                                                              WPISF
                                                              ADGPV
                                                              ADINF
                                                              CSGPV
                                                              CSIFL
                                                              2003-040